Exhibit 10.90

HUB CYBER SECURITY LTD.

July 14, 2025

[Name] (the “Investor”)

Re: Warrant Issuance

Dear Madam or Sir:

1.	Reference is made to the private placement of ordinary shares and warrants conducted by Hub Cyber Security Ltd. (formerly Hub Cyber Security (Israel) Ltd.) (the “Company”) in April 2022 (the “Private Placement”).

2.	The Company understands, and the Investor hereby confirms, that in connection with the Private Placement the Investor was entitled to receive [_______] ordinary shares of the Company and warrants to purchase [_______] ordinary shares of the Company. The Company further understands, and the Investor hereby confirms, that the Investor received such ordinary shares but did not receive a warrant certificate and was unable to exercise the warrant. Accordingly, this letter agreement is intended to implement the issuance to the Investor of the warrant contemplated by the Private Placement.

3.	Please note that the Company effected a 0.712434 reverse split (0.712434-for-1) of its ordinary shares on February 28, 2023, a 0.1 reverse share split (1-for 10) of its ordinary shares on December 14, 2023 and a 0.1 reverse share split (1-for-10) of its ordinary shares on March 28, 2025. This automatically reduces the number of shares issuable under the Investor’s warrant. However, the Company will adjust the number of shares issuable under the warrant by a multiple increase of 22.3. Accordingly, the Company will issue to the Investor a warrant to purchase [_______] ordinary shares of the Company (the “Warrant”). The Warrant will have an exercise price of $8.00 per share, payable in cash only, and a term of 18 months from the date of issuance. [Addition for institutional investors: Notwithstanding the foregoing, if the closing price of the Company’s ordinary shares on the Nasdaq Stock Market (as reported on www.nasdaq.com) (or such other principal trading market of the Company’s ordinary shares at the time) equals or exceeds $8.00 per share on any ten trading days in any period of 20 consecutive trading days, then the Warrant will automatically expire at the end of the 14th calendar day following such ten-day period, to the extent it was not previously exercised.]

4.	The Company hereby provides the Investor with the following updates:

a)	the Company consummated a merger with a Nasdaq-listed SPAC on February 28, 2023 and, as such, may be considered a former shell company under Rule 144(i) under the U.S. Securities Act of 1933, as amended (the “Securities Act”);

b)	the Company is currently listed on the Nasdaq Stock Exchange (“Nasdaq”) and is subject to the reporting obligations of the U.S. Securities Exchange Act of 1934 as amended (the “Exchange Act”);

c)	the Company is no longer listed on the Tel Aviv Stock Exchange;

d)	material information about the Company can be found in its 2024 annual report on Form 20-F and its subsequent filings with the Securities and Exchange Commission on Form 6-K;

e)	the authorized share capital of the Company consists of 100,000,000 Ordinary Shares, of which, 17,518,212 are issued and outstanding and approximately 35,000,000 shares are reserved for issuance under outstanding securities exercisable or exchangeable for, or convertible into, shares of Ordinary Shares; and

f)	the Company intends to list the shares underlying the Warrant on Nasdaq.

5.	The Investor hereby represents and warrants to the Company as follows:

a)	the Investor is acquiring the Warrant, and upon exercise of the Warrant will acquire the underlying shares, for its own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof in violation of applicable securities laws;

b)	no general solicitation or general advertising in violation of the Securities Act has been or will be used;

c)	all offers and sales by the Investor of the Warrant or the underlying shares shall be made pursuant to an effective registration statement under the Securities Act or pursuant to an exemption from, or a transaction not subject to the registration requirements of, the Securities Act;

d)	the Investor (i) is acquiring the Warrant and upon exercise of the Warrant will acquire the underlying shares outside the United States in an “offshore transaction” meeting the requirements of Regulation S under the Securities Act; (ii) is not acquiring, has not offered, and will not offer prior to the expiration of the applicable 40-day distribution compliance period pursuant to Rule 903 of Regulation S, the Warrant or the underlying shares for the account or benefit of any U.S. Person (as defined in Rule 902 of Regulation S); (iii) did not become aware of the Company or its securities through any form of “directed selling efforts” (as defined in Rule 902 of Regulation S) in the United States, nor will any offers by means of any directed selling efforts in the United States be made by the Investor or any of its representatives in connection with the offer and sale of the Warrant or the underlying shares; (iv) was outside the United States at the time of the origination of contact concerning the Private Placement and this letter agreement and on the date of execution and delivery of this letter agreement by the Investor; (v) is not acquiring the Warrant and will not acquire the underlying shares in a transaction or part of series of transactions that, although in technical compliance with Regulation S, is part of a plan or scheme to evade the registration provisions of the Securities Act; (vi) is neither a U.S. Person nor a Distributor (as defined in Rule 902 of Regulation S) and (vii) is the sole beneficial owner of the Warrant and the underlying shares and has not pre-arranged any sale with a purchaser in the United States; [INTERNAL NOTE: THIS PARAGRAPH (d) SHOULD NOT BE INCLUDED IN THE LETTER OF ANY INVESTOR THAT IS A U.S. RESIDENT.]

e)	The undersigned is an “accredited investor” as defined in Rule 501(a) of Regulation D under the Securities Act.

f)	The Investor is not a resident of Israel, and a majority of the Investor’s assets is not in Israel;

g)	The Investor is eligible to acquire the Warrant and the underlying shares pursuant to an exemption from the prospectus and registration requirements of the applicable securities laws of its jurisdiction (including country, state and/or province).

6.	The shares issued upon exercise of the Warrant will be registered in the name of the Investor on the records of the Company’s transfer agent, Equiniti. The Warrant and the underlying shares will contain a restrictive legend substantially in the form set forth below:

NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL TO THE HOLDER (IF REQUESTED BY THE COMPANY), IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD OR ELIGIBLE TO BE SOLD PURSUANT TO RULE 144 UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

7.	Certificates evidencing the shares underlying the Warrant shall not be required to contain the legend set forth in Section 6 above or any other legend (i) following any sale of such shares pursuant to Rule 144 (assuming the transferor is not an affiliate of the Company) or an effective registration statement, (ii) in connection with a sale, assignment or other transfer under Rule 144 (provided that the Investor provides the Company with reasonable assurances that such share are eligible for sale, assignment or transfer under Rule 144, which shall not include an opinion of counsel, but which may include any certificates from the Investor or its broker reasonably required by the Company’s transfer agent or legal counsel) or an effective registration statement, (iv) in connection with a sale, assignment or other transfer (other than under Rule 144), provided that the Investor provides the Company with an opinion of counsel to the Investor from reputable counsel to the effect that such sale, assignment or transfer of the shares may be made without registration under the applicable requirements of the shares or (v) if such legend is not required under applicable requirements of the Securities Act (including, without limitation, controlling judicial interpretations and pronouncements issued by the SEC). If a legend is not required pursuant to the foregoing, the Company shall no later than five (5) trading days following the delivery by any Buyer to the Company or the transfer agent (with notice to the Company) of a legended certificate representing such Securities (endorsed or with stock powers attached, signatures guaranteed, and otherwise in form necessary to affect the reissuance and/or transfer, if applicable), together with any other deliveries from such Buyer as may be required above in this Section 7, as directed by the Investor, credit the aggregate number of shares to which the Investor shall be entitled to the Investor’s or its designee’s balance account with DTC through its Deposit/Withdrawal at Custodian system.

8.	Effective upon the issuance of the Warrant, the Investor hereby waives any claims that it may have against the Company in connection with the Private Placement.

9.	This letter shall be governed by the laws of the State of Israel and any disputes shall be adjudicated exclusively in the courts of Tel Aviv-Jaffa.

Very truly yours,

HUB CYBER SECURITY LTD.

By:
Noah Hershcoviz, CEO

The foregoing is agreed to as of the date above:

[Name]

By:
Name:
Title: